Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
10.	Subsequent Events

Management performed its evaluation of subsequent events through the date of filing, and has determined that there were no subsequent events requiring adjustments of or disclosure in the financial statements other than those disclosed below.

Effective April 1, 2014, the flat rate brokerage fees for Spectrum Currency and Spectrum Global Balanced shall be reduced from 4.60% per annum (paid monthly) to 3.60% per annum (paid monthly) of Spectrum Currency’s and Spectrum Global Balanced net assets.

Effective April 1, 2014, the flat rate brokerage fees for Spectrum Select, Spectrum Strategic and Spectrum Technical shall be reduced from 6.0% per annum (paid monthly) to 4.0% per annum (paid monthly) of Spectrum Select’s, Spectrum Strategic’s and Spectrum Technical net assets.

Effective March 1, 2014, the management fee payable by Spectrum Strategic to Blenheim was reduced to a rate of 1/12 of 2% (a 2% annual rate) of net assets allocated to Blenheim on the first day of each month.

Effective March 1, 2014, the incentive fee payable by Spectrum Strategic to Blenheim increased to 20% of the trading profits experienced with respect to the net assets allocated to Blenheim accruing monthly but payable as of the end of each calendar quarter.

Effective March 1, 2014, Spectrum Strategic directly pays BHM I, LLC for its pro rata portion of incentive, management and administrative fees.

Effective March 1, 2014, the management fee payable by Spectrum Strategic to Aventis was reduced to a rate of 1/12 of 1.25% (a 1.25% annual rate) of net assets allocated to Aventis on the first day of each month.